UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 15, 2026

SHARPS TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41355	82-3751728
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

105 Maxess Road, Suite 124,

Melville, NY 11747

(Address of principal executive office) (Zip Code)

(631) 574-4436

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	STSS	Nasdaq Capital Market
Common Stock Purchase Warrants	STSSW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 15, 2026, the board of directors (the “Board”) of Sharps Technology, Inc. (the “Company”) approved and adopted the Amended and Restated Bylaws of the Company (the “Bylaws”) to update certain procedures and make various technical and conforming changes. The Bylaws were effective immediately and include, among other things, the following changes (the “Amendments”):

●	Clarify and update provisions to require that stockholder actions be taken at duly called meetings;
●	Adopt advance notice requirements for stockholder proposals and director nominations; and
●	Adopt a Nevada exclusive forum provision for certain actions.

The complete text of the Bylaws is attached hereto as Exhibit 3.1 and is incorporated herein by reference. The description of the Bylaws herein and the Amendments therein does not purport to be complete and is qualified in its entirety by Exhibit 3.1.

Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On January 15, 2026, the Board approved and adopted the amended and restated Code Of Business Conduct And Ethics (the “Code of Ethics”), which governs the conduct of all officers, directors, and employees of the Company and its affiliated entities. The adoption of the Code of Ethics by the Board did not result in any waiver with respect to any officer, director or employee of the Company from any provision of the Code of Ethics as in effect prior to the Board’s action to adopt the Code of Ethics. The Code of Ethics was adopted to, among other things, generally update for current governance, ethics, and compliance best practices; better align various Company policies, including the Code of Ethics, by eliminating certain redundant or overlapping provisions and consolidating similar topics in the appropriate policy; and make other non-substantive administrative, stylistic and typographical changes. The description of the Code of Ethics is a summary and is qualified in its entirety by reference to the Code of Ethics, a copy of which is attached hereto as Exhibit 14.1. The Code of Ethics will also be posted on the Company’s website at www.sharpstechnology.com/investors/governance-documents.

Item 8.01 Other Events.

Establishment of Board Committees and Adoption of Charters:

On January 15, 2026, the Board approved and adopted a charter (the “Audit Committee Charter”) to govern the Audit Committee. A copy of the Company’s Audit Committee Charter is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On January 15, 2026, the Board and approved and adopted a charter (the “Compensation Committee Charter”) to govern the Compensation Committee. A copy of the Company’s Compensation Committee Charter is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

On January 15, 2026, the Board approved and adopted a charter (the “Nominating Committee Charter”) to govern the Nominating Committee. A copy of the Company’s Nominating Committee Charter is attached as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibits	Description of Exhibit

3.1	Amended and Restated Bylaws adopted by Sharps Technology, Inc. on January 15, 2026

14.1*	Amended and Restated Code of Ethics adopted by Sharps Technology, Inc. on January 15, 2026

99.1*	Audit Committee Charter adopted by the Board of Directors of Sharps Technology, Inc. on January 15, 2026

99.2*	Compensation Committee Charter adopted by the Board of Directors of Sharps Technology, Inc. on January 15, 2026

99.3*	Nominating Committee Charter adopted by the Board of Directors of Sharps Technology, Inc. on January 15, 2026

*Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sharps Technology, Inc.

Dated: January 16, 2026	By:	/s/ Paul K. Danner
	Name:	Paul K. Danner
	Title:	Principal Executive Officer